united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Class A Shares – LSEAX
Class I Shares – LSEIX

Annual Report
September 30, 2015

1-855-233-8300

www.persimmonfunds.com.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Persimmon Capital Management
Q3 2015 Fund Letter
3772-NLD-11/03/2015

Third Quarter 2015

Fund Review

As we have noted in the past, the S&P 500 has been on a one way march higher since the Persimmon Long Short Fund (The “Fund”) was launched in 2013. However, the third quarter of 2015 brought this to an abrupt end as the S&P 500 experienced a correction in August dropping over 10%. Equities were able to rebound some into the month end but the damage had been done as all of the gains for the year were wiped out by the 6.44% loss in the third quarter. Throughout the year we have observed an increase in volatility and dispersion. Dispersion was most pronounced in the division between performances of large companies compared to small as the Russell 2000 lost an outsized 11.91% during the third quarter of 2015. As difficult as any market selloff is it does create an environment where long/short equity has the potential to add substantial value to a diversified equity allocation. Looking to the HFRX Equity Hedge Index as a proxy for returns available to investors in this long/short equity strategy the index was able to hold up better than the broader markets dropping by 5.37%. While the relative performance demonstrates the attractiveness of the asset class, many investors were left disappointed as they tend to expect their long/short allocation to limit losses to something closer to a third of the markets.

The index may not have been able to limit losses to the degree investors expected but we are pleased with the results we were able to generate for the Fund, which dropped by 1.18%, outpacing the HFRX Equity Hedge Index by 419 basis points and the S&P 500 by 526 bps. This represented a downside capture of less than 20% of the S&P 500’s and less than 10% of the Russell 2000. Performance was driven primarily from the managers’ short books, which were able to mitigate losses by adding 4.46% to the Fund’s returns on a gross basis. The long book was a detractor during the quarter but held up better than the equity markets as it fell by 5.28%.

The addition of Infinitas as a sub-adviser to the fund lineup back in May has already started paying dividends as Infinitas was the best performing manager during the quarter delivering absolute returns in both their long and short portfolios. The market environment across the small cap universe was a significant headwind for Weatherbie, the fund’s small cap growth biased manager, but Weatherbie mitigated their losses capturing approximately 25% of the Russell’s downward move even as small cap value significantly outperformed small growth stocks by 3.0%. The growth vs value dynamic was flipped in large cap stocks as the Russell 1000 growth lost 5.28% versus a drop of 8.38% in the value indices. Performance for the ISF strategy was the weakest of the managers during the quarter as the strategy was unable to offset the losses in the long portfolio to a meaningful degree in their short portfolio. The Caerus strategy was able to limit losses across their portfolio to 1.35% driven by strong performance during the market selloff in August when the strategy posted a positive return. This strength during market weakness is the primary reason Caerus is in the portfolio as they maintain the lowest net exposure to the markets allowing for a focus on alpha generation without the beta sensitivity seen across higher exposure managers in the long/short universe.

Across the Fund, our managers have lowered their net exposure to the markets to the lowest level since the inception of the Fund. Caerus and Infinitas have exhibited the greatest variability in their net exposures as Caerus removed any long bias from their portfolio and Infinitas more than halved their exposure. In a market environment where we continue to see amplified volatility and a focus on fundamentals we believe that the portfolio is positioned to capitalize on idiosyncratic moves (alpha) within the companies represented in the

	Anastasia Horenci	484-572-0500	ahorenci@persimmoncapital.com
CONTACT
US

Persimmon Capital Management
Q3 2015 Fund Letter
3772-NLD-11/03/2015

portfolio. The fund is also well positioned going into the fourth quarter of 2015 if the market experiences elevated volatility and continues on a directionless path or if we retest the market lows of August. One of our core beliefs is that the best way to add wealth over time is to limit losses and “Win by not Losing.” With this belief in mind the Fund’s strategy will take the measures needed to first and foremost protect capital as exhibited by the Fund’s net exposure which stood near 20% as of the end of the third quarter of 2015. We are also fully aware that a low net exposure will serve as a drag if the markets return to a “risk on” position and we see a beta rally lifting stocks across the markets. If the markets do return to a risk on position we will gradually expect to see the Fund’s exposures to the markets increase.

The Fund (ticker: LSEIX, LSEAX) is dedicated to delivering alpha through the active allocation of investor capital to a number of complementary long/short equity strategies. As of September 30, 2015, the Fund was allocated to four sub-advisors that we believe are uniquely positioned to take advantage of current market trends and deliver superior risk-adjusted performance.

The following table summarizes returns of the Fund alongside the S&P 500 and the HFRX EquityHedge Index:

As of September 30st
	July	August	Sept	QTD	YTD	1 Year	Inception to Date*
Fund - LSEIX	2.08%	-1.15%	-2.06%	-1.17%	0.27%	2.27%	4.45%
Fund - LSEAX	2.10%	-1.16%	-2.08%	-1.18%	0.09%	2.09%	4.17%
Fund - LSEAX max Load	-2.90%	-6.16%	-8.08%	-6.18%	-4.91%	-2.91%	1.54%
HFRX Equity Hedge Index	-0.29%	-3.08%	-2.08%	-5.37%	-3.13%	-2.95%	3.25%
S&P 500 TR	2.10%	-6.03%	-2.47%	-6.43%	-5.27%	-0.60%	9.15%

*	Inception Date 01/01/2013

Returns greater than one year are annualized

We thank you for your continued support and encourage you to reach out to us with any questions you may have.

Sincerely,

Greg Horn
Art Holly
Tim Melly

The Persimmon Capital Management Investment Team

The above table contains the Fund returns as of the last quarter end. Performance is based on the return of the Institutional class shares (LSEIX). The maximum sales charge (load) for Class A is 5.00%. The performance data

	Anastasia Horenci	484-572-0500	ahorenci@persimmoncapital.com
CONTACT
US

Persimmon Capital Management
Q3 2015 Fund Letter
3772-NLD-11/03/2015

quoted here represents past performance. For more current performance information, please call toll-free 855-233-8300 or visit our website, www.persimmonfunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least January 31, 2016, to ensure that net annual, operating expenses of the Class A, and I Shares will not exceed 3.24% and 2.99% respectively, subject to the possible recoupment from the Fund in future years. Without these waivers, the Class A and I shares total annual operating expenses would be 4.39% and 4.14%. Please review the Fund prospectus for more information regarding the Fund’s fees and expenses, including other share classes.

PROSPECTUS OFFERING

Investors should carefully consider the investment objectives, risks, charges and expenses of the Persimmon Long Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.persimmonfunds.com or by calling 855-233-8300. The prospectus should be read carefully before investing. The Persimmon Long Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Persimmon Capital Management, LP is not affiliated with Northern Lights Distributors, LLC.

RISK DISCLOSURE

Mutual Funds involve risk including the possible loss of principal.

The Fund will invest a percentage of its assets in derivatives and options contracts. The use of such investments and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities of the underlying those derivatives. The Fund may experience losses that exceed those experienced by funds that do not use options and derivatives.

The Fund may invest in high yield or junk bonds which present a greater risk than bonds of higher quality. Other risks include credit risks and investments in fixed income securities that may be subject to default, prepayment and interest rate changes. The Fund may also invest in U.S treasury obligations and securities issued by federal agencies and U.S. government sponsorship.

Investments in foreign securities and emerging markets involve risks not generally associated with investments in securities of U.S. companies including currency rate changes, sovereign debt risk, political, social and economic conditions, accurate company information, foreign control on investment and market operations including banks and security depositories. These risks may be greater in emerging markets and less developed countries.

ETNs and ETFs are subject to investment strategy risks and expenses which are indirectly paid by the Fund. The value of small or medium capitalization equities and issuers may be subject to more erratic market movements

	Anastasia Horenci	484-572-0500	ahorenci@persimmoncapital.com
CONTACT
US

Persimmon Capital Management
Q3 2015 Fund Letter
3772-NLD-11/03/2015

than those of larger more established companies and issuers. Furthermore, the use short positions can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price.

DEFINITIONS

Indices presented are for comparison purposes only. They may not hold substantially similar securities to the Fund, and thus, little correlation may exist. The S&P 500 index measures the return of 500 widely held securities that currently trade in the US. Index performance returns do not reflect any management fees, transaction costs or expenses. HFRXEH (HFRX Equity Hedge) is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one may not invest directly in an index.

	Anastasia Horenci	484-572-0500	ahorenci@persimmoncapital.com
CONTACT
US

Persimmon Long/Short Fund

Portfolio Review (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

		Annualized
		Since Inception
	One Year	December 31, 2012
Persimmon Long Short Fund - Class A	2.09%	4.17%
Persimmon Long Short Fund - Class A with Load **	(3.05)%	2.23%
Persimmon Long Short Fund - Class I	2.26%	4.45%
S&P 500 Total Return Index ***	(0.61)%	13.77%

Comparison of the Change in Value of a $10,000 Investment ****

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on September 30, 2015. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses as stated in the fee table of the Fund’s prospectus dated February 1, 2015 are 4.39% and 4.14% for Class A and I Shares respectively. Class A shares are subject to a maximum sales charge of 5.00% imposed on purchases. For performance information current to the most recent month-end, please call 1-855-233-8300.

**	Class A with load total return is calculated using the maximum sales charge of 5.00%.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

****	The Fund’s minimum initial investment is $2,500 (Class A), The minimum initital investment for Class I shares is $100,000

Top Holdings by Industry	% of Net Assets
Short-term Investments	19.3%
Consumer, Cyclical	16.5%
Consumer, Non-cyclical	12.5%
Communications	12.2%
Technology	11.7%
Industrial	9.7%
Financial	7.8%
Basic Materials	1.8%
Energy	0.4%
Other, Cash & Cash Equivalents	8.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares		Fair Value

	COMMON STOCK - 72.9%
	AEROSPACE/DEFENSE - 1.1%
733	HEICO Corp.	$35,829
1,327	Transdigm Group, Inc.* ^	281,868
		317,697
	AIRLINES - 2.3%
14,629	Delta Air Lines, Inc.	656,403

	APPAREL - 1.0%
2,408	Ralph Lauren Corp.	284,529

	AUTO PARTS & EQUIPMENT - 0.1%
61	Dorman Products, Inc. *	3,104
852	Gentherm, Inc. *	38,272
		41,376
	BANKS - 2.0%
3,800	Citizens Financial Group, Inc.	90,668
989	Independent Bank Group, Inc.	38,007
1,331	Signature Bank * ^	183,092
5,400	Wells Fargo & Co. ^	277,290
		589,057
	BEVERAGES - 0.1%
10,709	MusclePharm Corp. *	32,127

	BIOTECHNOLOGY - 0.9%
666	BioMarin Pharmaceutical, Inc. * ^	70,144
767	Puma Biotechnology, Inc. * ^	57,801
1,238	Ultragenyx Pharmaceutical, Inc. *	119,232
		247,177
	BUILDING MATERIALS - 6.2%
26,318	Builders FirstSource, Inc. *	333,712
4,250	Martin Marietta Materials, Inc. ^	645,788
13,770	US Concrete, Inc. * ^	658,068
1,490	Vulcan Materials Co.	132,908
		1,770,476
	CHEMICALS - 1.3%
8,092	CF Industries Holdings, Inc.	363,331

	COMMERCIAL SERVICES - 5.4%
2,552	The Advisory Board Co. * ^	116,218
6,567	Avis Budget Group, Inc. * ^	286,847
1,234	Colliers International Group, Inc. ^	50,088
35,111	Command Security Corp. *	65,306
4,543	Electro Rent Corp.	47,156
5,938	ExamWorks Group, Inc. * ^	173,627
330	Graham Holdings Co. ^	190,410
7,379	Nord Anglia Education, Inc. * ^	150,015
5,569	Paylocity Holding Corp. * ^	167,014
2,200	United Rentals, Inc. *	132,110
1,600	Verisk Analytics, Inc. *	118,256
8,806	Xueda Education Group - ADR ^	45,439
		1,542,486
	COMPUTERS - 6.3%
5,202	Apple, Inc. ^	573,781
5,245	Computer Sciences Corp.	321,938
1,824	EPAM Systems, Inc. *	135,924
1,959	Fleetmatics Group PLC * ^	96,167
2,302	Globant SA *	70,418
889	IHS, Inc. * ^	103,124
11,782	Science Applications International Corp.	473,754
106	Stratasys Ltd. *	2,808
732	VeriFone Systems, Inc. * ^	20,298
		1,798,212
	DISTRIBUTION/WHOLESALE - 1.2%
5,681	H&E Equipment Services, Inc. ^	94,986
8,483	LKQ Corp. * ^	240,578
		335,564

See accompanying notes to financial statements

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Shares		Fair Value

	DIVERSIFIED FINANCIAL SERVICES - 2.3%
585	Affiliated Managers Group, Inc. *	$100,029
3,280	Blackhawk Network Holdings, Inc. * ^	139,039
1,613	Evercore Partners, Inc.	81,037
7,400	NorthStar Asset Management Group, Inc. ^	106,264
960	Virtus Investment Partners, Inc. ^	96,480
2,779	WageWorks, Inc. * ^	125,277
		648,126
	ENTERTAINMENT - 0.9%
13,979	SeaWorld Entertainment, Inc. ^	248,966

	ENVIRONMENTAL CONTROL - 0.4%
2,230	Waste Connections, Inc. ^	108,333

	FOOD - 4.8%
937	Fresh Market, Inc. * ^	21,167
8,661	The Hain Celestial Group, Inc. *	446,908
4,600	Nestle SA - ADR	346,104
12,992	Tyson Foods, Inc. ^	559,955
		1,374,134
	HEALTHCARE PRODUCTS - 0.4%
4,529	Insulet Corp. * ^	117,346

	HEALTHCARE SERVICES - 0.1%
177	US Physical Therapy, Inc.	7,946

	INSURANCE - 1.4%
5,568	American Int’l Group, Inc.	316,374
2,190	Greenlight Capital Re, Ltd. * ^	48,793
1,132	Third Point Reinsurance Ltd. *	15,225
1,312	United Insurance Holdings Co.	17,253
		397,645
	INTERNET - 10.0%
2,600	Alibaba Group Holding Ltd. - ADR *	153,322
1,140	Alphabet, Inc. *	709,772
404	Amazon.com, Inc. *	206,804
970	Baidu, Inc. - ADR * ^	133,288
5,282	Facebook, Inc. *	474,852
4,168	IAC/InterActiveCorp	272,045
8,843	VeriSign, Inc. * ^	623,962
8,215	Wayfair, Inc. * ^	288,018
		2,862,063
	LEISURE TIME - 0.5%
6,349	Nautilus, Inc. *
1,774	Planet Fitness, Inc. *	95,235
		30,406
		125,641
	LODGING - 2.6%
18,430	Hilton Worldwide Holdings, Inc.	422,784
17,094	MGM Resorts International *	315,384
		738,168
	MACHINERY-DIVERSIFIED - 0.3%
727	The Middleby Corp. *	76,473

	MEDIA - 2.0%
280	Cable One, Inc. * ^	117,438
7,840	Liberty Global PLC * ^	321,597
392	Liberty Global Plc LiLAC * ^	13,422
6,824	World Wrestling Entertainment, Inc.	115,326
		567,783
	MINING - 0.6%
14,256	Dominion Diamond Corp.	152,254

	OIL & GAS SERVICES - 0.4%
678	Dril-Quip, Inc. * ^	39,473
3,377	Natural Gas Services Group, Inc. *	65,176
		104,649

See accompanying notes to financial statements

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Shares		Fair Value

	PHARMACEUTICALS - 0.9%
3,347	ACADIA Pharmaceuticals, Inc. *	$110,685
2,093	Aerie Pharmaceuticals, Inc. *	37,130
3,820	Diplomat Pharmacy, Inc. * ^	109,749
		257,564
	REAL ESTATE - 0.4%
2,300	Consolidated-Tomoka Land Co.	114,540
3,190	FirstService Corp. ^	103,005
		217,545
	REITS - 0.3%
7,100	NorthStar Realty Finance Corp. ^	87,685

	RETAIL - 7.9%
7,697	Barnes & Noble Education, Inc. *	97,829
1,300	Barnes & Noble, Inc.	15,743
3,823	Chuy’s Holdings, Inc. *	108,573
2,274	Francesca’s Holdings Corp. * ^	27,811
34,260	JC Penney Co., Inc. * ^	318,274
14,432	Kate Spade & Co. *	275,796
6,561	lululemon athletica, Inc. *	332,315
3,807	McDonald’s Corp.	375,104
4,045	Nordstrom, Inc.	290,067
242	Ollie’s Bargain Outlet Holdings, Inc. *	3,913
1,485	Signet Jewelers Ltd. ^	202,153
7,401	Urban Outfitters, Inc. *	217,441
		2,265,019
	SAVING & LOANS - 1.4%
3,000	BofI Holding, Inc. * ^	386,490

	SEMICONDUCTORS - 0.2%
756	IPG Photonics Corp. * ^	57,433

	SOFTWARE - 5.2%
2,169	2U, Inc. *	77,867
1,043	IMS Health Holdings, Inc. *	30,352
8,772	inContact, Inc. *	65,879
16,137	Microsoft Corp. ^	714,225
10,359	Monotype Imaging Holdings, Inc.	226,033
306	Press Ganey Holdings, Inc. *	9,055
3,546	RealPage, Inc. * ^	58,935
244	Solera Holdings, Inc. ^	13,176
1,945	SPS Commerce, Inc. * ^	132,046
873	The Ultimate Software Group, Inc. * ^	156,276
		1,483,844
	TELECOMMUNICATIONS - 0.2%
8,490	ORBCOMM, Inc. *	47,374

	TRANSPORTATION - 1.8%
806	Landstar System, Inc.	51,156
4,250	United Parcel Service, Inc. ^	419,432
1,187	XPO Logistics, Inc. *	28,286
		498,874

	TOTAL COMMON STOCK (Cost - $19,928,686)	20,809,790

Contracts ++		Expiration
	PURCHASED OPTIONS - 0.1%
4	ACADIA Pharmaceuticals, Inc., Call @ 50	1/20/2017	2,360
22	Castlight Health, Inc., Put @ 5	2/19/2016	2,915
7	H&E Equipment Services, Inc., Call @ 17.5	2/19/2016	1,313
15	H&E Equipment Services, Inc., Call @ 20	2/19/2016	1,575
33	H&E Equipment Services, Inc., Call @ 25	2/19/2016	1,155
1	Illumina, Inc., Put @ 220	3/18/2016	5,030
	TOTAL (Premiums received $13,794)		14,348

See accompanying notes to financial statements

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Shares		Fair Value

	SHORT-TERM INVESTMENT - 19.3%
	MONEY MARKET FUND - 19.3%
1,619,277	Dreyfus Cash Management - Institutional Shares - 0.06% + ^	$1,619,277
3,883,581	Dreyfus Treasury Cash Management - Institutional Shares - 0.01% +	3,883,581
	TOTAL SHORT-TERM INVESTMENT (Cost - $5,502,858)	5,502,858

	TOTAL INVESTMENTS - 92.3% (Cost - $25,445,338) (a)	$26,326,996
	SECURITIES SOLD SHORT (Proceeds - $15,884,559 - (51.7)%	(14,755,289)
	OTHER ASSETS LESS LIABILITIES - 59.4%	16,980,340
	NET ASSETS - 100.0%	$28,552,047

	SECURITIES SOLD SHORT - 51.7%
	COMMON STOCK - 23.8%
	AIRLINES - 0.4%
2,394	Delta Air Lines, Inc.	107,419

	APPAREL - 1.1%
2,082	Skechers U.S.A., Inc. *	279,155
430	Under Armour, Inc. *	41,615
		320,770
	AUTO MANUFACTURERS - 0.3%
305	Tesla Motors, Inc.	75,762

	AUTO PARTS & EQUIPMENT - 0.3%
1,945	BorgWarner, Inc.	80,893

	BANKS - 0.3%
415	Cullen/Frost Bankers, Inc.	26,386
1,058	Hancock Holding, Co.	28,619
3,187	MidSouth Bancorp, Inc.	37,288
		92,293
	BEVERAGES - 0.3%
2,248	Coca-Cola Co.	90,190

	BIOTECHNOLOGY - 0.4%
686	Illumina, Inc.	120,613

	BUILDING MATERIALS - 0.7%
2,251	Drew Industries, Inc.	122,927
3,600	Quanex Building Products Corp.	65,412
		188,339
	CHEMICALS - 0.3%
443	LyondellBasell Industries NV	36,928
640	Monsanto Co.	54,618
		91,546
	COMMERICAL SERVICES - 0.5%
57	Ambow Education Holding Ltd.	232
10,170	Care.com, Inc.	52,274
7,013	Great Lakes Dredge & Dock Corp.	35,346
2,018	Huron Consulting Group, Inc.	126,186
		214,038
	COSMETICS/PERSONAL CARE - 0.3%
1,165	Edgewell Personal Care Co.	95,064

	DIVERSIFIED FINANCIAL SERVICES - 0.2%
1,937	Calamos Asset Management, Inc.	18,363
2,989	LendingClub Corp.	39,544
		57,907
	ELECTRONICS - 0.4%
4,022	Brady Corp.	79,073
812	GoPro, Inc.	25,351
		104,424

See accompanying notes to financial statements

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Shares		Fair Value

	ENERGY-ALTERNATE SOURCES - 0.1%
193	Amyris, Inc.	$388
369	SolarCity Corp.	15,760
183	Solazyme, Inc.	476
		16,624
	FOOD - 2.0%
6,308	Dean Foods Co.	104,208
5,629	Flowers Foods, Inc.	139,261
3,647	Sanderson Farms, Inc.	250,075
14,005	Senomyx, Inc.	62,462
		556,006
	INSURANCE - 0.5%
1,675	Blue Capital Reinsurance Holdings, Ltd.	28,844
79	Endurance Specialty Holdings, Ltd.	4,821
1,580	Primerica, Inc.	71,211
961	Validus Holdings Ltd.	43,312
		148,188
	INTERNET - 3.8%
2,333	Blue Nile, Inc.	78,249
3,716	Box, Inc.	46,747
11,513	Chegg, Inc.	83,009
8,216	Etsy, Inc.	112,477
5,772	GrubHub, Inc.	140,490
2,044	Netflix, Inc.	211,063
4,725	Twitter, Inc.	127,292
10,251	Zillow Group, Inc.	282,169
		1,081,496
	LEISURE TIME - 0.8%
1,837	Polaris Industries, Inc.	220,201

	MACHINERY - CONSTRUCTION & MINING - 0.2%
860	Caterpillar, Inc.	56,210

	MACHINERY - DIVERSIFIED - 0.3%
4,780	Briggs & Stratton Corp.	92,302

	MINING - 0.9%
8,000	Freeport-McMoRan, Inc.	77,520
10,800	Horsehead Holding Corp.	32,832
3,800	Rio Tinto PLC	128,516
		238,868
	OIL & GAS - 3.0%
3,320	Apache Corp.	130,011
12,700	Bill Barrett Corp.	41,910
2,500	Canadian Natural Resources Ltd.	48,625
6,161	Exxon Mobil Corp.	458,070
1,100	Pioneer Natural Resources Co.	133,804
3,400	Whiting Petroleum Corp.	51,918
		864,338
	OIL & GAS SERVICES - 0.4%
664	TETRA Technologies, Inc.	3,924
13,121	Weatherford International PLC	111,266
796	Willbros Group, Inc.	1,003
		116,193
	PHARMACEUTICALS - 0.2%
100	MannKind Corp.	321
21,810	Orexigen Therapeutics, Inc.	46,019
176	VIVUS, Inc.	289
		46,629
	PIPELINES - 0.1%
521	Williams Partners LP	16,630

	RETAIL - 5.0%
3,925	Abercrombie & Fitch Co.	83,171
1,006	BJ’s Restaurants, Inc.	43,288
10,499	Bloomin’ Brands, Inc.	190,872
2,909	Brinker International, Inc.	153,217

See accompanying notes to financial statements

Persimmon Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Shares		Fair Value

	RETAIL (Continued) - 5.0%
4,046	Foot Locker, Inc.	$291,191
984	Freshpet, Inc.	10,331
2,346	Lowe’s Cos, Inc.	161,684
1,700	lululemon athletica, Inc. *	86,105
6,403	Sears Holdings Corp.	144,708
2,724	Williams-Sonoma, Inc.	207,977
500	Yum! Brands, Inc.	39,975
		1,412,519
	SOFTWARE - 0.9%
23,776	Castlight Health, Inc.	99,859
3,099	Guidewire Software, Inc.	162,945
		262,804
	TELECOMMUNICATIONS - 0.1%
1,130	NETGEAR, Inc.	32,962

	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $7,601,848)	6,801,228

	EXCHANGE TRADED FUNDS - 27.9%
9,632	Consumer Staples Select Sector SPDR Fund	454,534
23,223	iShares Russell 2000 ETF	2,535,952
1,948	iShares Russell 2000 Growth ETF	260,974
135	PowerShares NASDAQ Internet Portfolio	9,188
7,335	Powershares QQQ Trust Series 1	746,410
20,597	SPDR S&P 500 ETF Trust	3,947,003
	TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds - $8,282,711)	7,954,061

	TOTAL SECURTIES SOLD SHORT (Proceeds - $15,884.559)	14,755,289

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

REITS - Real Estate Investment Trusts

*	Non-income producing security.

^	All or part of the security was held as collateral for securities sold short as of September 30, 2015.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

++	Each option contract allows the holder to purchase/sell 100 shares of the underlying security at the exercise price.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including securities sold short and options) is $10,117,644 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,112,437
Unrealized depreciation	(1,658,374)
Net unrealized appreciation	$1,454,063

See accompanying notes to financial statements

Persimmon Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

ASSETS
Investment securities:
At cost	$25,445,338
At fair value	26,326,996
Segregated cash at broker	15,293,994
Receivable for securities sold	2,676,804
Dividends and Interest receivable	8,895
Prepaid expenses and other assets	2,906
TOTAL ASSETS	44,309,595

LIABILITIES
Securities sold short, at fair value (proceeds $15,884,559)	14,755,289
Payable for investments purchased	847,601
Investment advisory fees payable	74,547
Distribution (12b-1) fees payable	2
Dividends payable on securities sold short	33,378
Accrued expenses and other liabilities	46,731
TOTAL LIABILITIES	15,757,548
NET ASSETS	$28,552,047

Composition of Net Assets:
Paid in capital	$26,271,266
Accumulated net investment loss	(421,292)
Accumulated net realized gain from investments, securities sold short, option contracts purchased and option contracts written	691,145
Net unrealized appreciation of investments, securities sold short, option contracts purchased and option contracts written	2,010,928
NET ASSETS	$28,552,047

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,793
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	258
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a) (c) ^	$10.81
Maximum offering price per share
(net asset value plus maximum sales charge of 5.00%) (b) (c)	$11.38

Class I Shares:
Net Assets	$28,549,254
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,620,170
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a) (c)	$10.90

(a)	The Fund will impose a 1.00% redemption fee for any redemptions of Fund shares occurring within 60 days of purchase.

(b)	On investments of $50,000 or more, the sales charge is reduced.

^	NAV may not recalculate due to rounding.

(c)	The NAV and offering price shown above differs from the traded NAV on September 30, 2015 due to financial statements rounding and/or financial statement ajdustments.

See accompanying notes to financial statements.

Persimmon Long/Short Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,515)	$286,132
Interest	822
TOTAL INVESTMENT INCOME	286,954

EXPENSES
Advisory fees	595,106
Distribution (12b-1) fees:
Class A	7
Dividend paid on securities sold short	179,449
Interest expenses	100,215
Administrative services fees	41,603
Accounting services fees	32,305
Compliance officer fees	33,668
Custodian fees	19,088
Legal fees	28,004
Transfer agent fees	25,116
Printing and postage expenses	9,424
Trustees fees and expenses	12,065
Audit fees	17,999
Registration fees	6,357
Insurance expense	1,384
Other expenses	1,972
SUB-TOTAL EXPENSES	1,103,762
Plus Fees recaptured by the Advisor	70,421
TOTAL EXPENSES	1,174,183

NET INVESTMENT LOSS	(887,229)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	2,321,708
Securities sold short	80,820
Options contracts purchased	58,609
Options contracts written	(202,252)
Net Realized Gain	2,258,885

Net change in unrealized appreciation (depreciation) on:
Investments	(1,570,868)
Securities sold short	875,093
Options contracts written	1,825
Options contracts purchased	(18,804)
Net Change in Unrealized Appreciation (Depreciation)	(712,754)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,546,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$658,902

See accompanying notes to financial statements.

Persimmon Long/Short Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
FROM OPERATIONS
Net investment loss	$(887,229)	$(706,021)
Net realized gain on investments	2,258,885	1,796,861
Net change in unrealized appreciation (depreciation) on investments	(712,754)	(39,670)
Net increase in net assets resulting from operations	658,902	1,051,170

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(89)	0 (a)
Class I	(945,810)	(534)
Total distributions to shareholders	(945,899)	(534)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	884,891	2,082,689
Net asset value of shares issued in reinvestment of distributions:
Class A	89	0 (a)
Class I	945,593	534
Redemption fee proceeds:
Class A	—	0 (b)
Class I	—	176
Payments for shares redeemed:
Class I	(2,745,978)	(1,266,030)
Net increase (decrease) from shares of beneficial interest transactions	(915,405)	817,369

NET INCREASE (DECREASE) IN NET ASSETS	(1,202,402)	1,868,005

NET ASSETS
Beginning of Year	29,754,449	27,886,444
End of Year *	$28,552,047	$29,754,449
* Includes accumulated net investment loss of:	$(421,292)	$(480,750)

SHARE ACTIVITY
Class A:
Shares Reinvested	8	0 (c)
Net increase in shares of beneficial interest outstanding	8	0 (c)

Class I:
Shares Sold	81,566	190,858
Shares Reinvested	87,312	49
Shares Redeemed	(249,324)	(115,778)
Net increase (decrease) in shares of beneficial interest outstanding	(80,446)	75,129

(a)	Represents $0.05.

(b)	Represents $0.02.

(c)	Represents less than 1 share.

See accompanying notes to financial statements.

Persimmon Long/Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Period Ended
	September 30, 2015	September 30, 2014	September 30, 2013 (1)

Net asset value, beginning of period	$10.96	$10.60	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.36)	(0.29)	(0.23)
Net realized and unrealized gain on investments	0.56	0.65	0.83
Total from investment operations	0.20	0.36	0.60

Less distributions from:
Net realized gains	(0.35)	0.00 (3)	—
Total distributions	(0.35)	0.00 (3)	—

Redemption fees collected (3)	0.00	0.00	0.00

Net asset value, end of period	$10.81	$10.96	$10.60

Total return (4)	1.90%	3.40%	6.00	% (5)

Net assets, at end of period (000s)	$3	$3	$3

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	4.19%	4.34%	4.96	% (7)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	4.19%	4.08%	4.25	% (7)

Ratio of net investment loss to average net assets (8)	(3.22)%	(2.64)%	(2.94	)% (7)

Portfolio Turnover Rate	214%	181%	203	% (5)

Other data:

Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	3.25%	3.49%	3.95	% (7)

Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	3.25%	3.24%	3.24	% (7)

(1)	The Fund commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense recapture by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Period Ended
	September 30, 2015	September 30, 2014	September 30, 2013 (1)

Net asset value, beginning of period	$11.02	$10.62	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.33)	(0.26)	(0.22)
Net realized and unrealized gain on investments	0.56	0.66	0.84
Total from investment operations	0.23	0.40	0.62

Less distributions from:
Net realized gains	(0.35)	0.00 (3)	—
Total distributions	(0.35)	0.00 (3)	—

Redemption fees collected (3)	0.00	0.00	0.00

Net asset value, end of period	$10.90	$11.02	$10.62

Total return (4)	2.17%	3.77%	6.20	% (5)

Net assets, at end of period (000s)	$28,549	$29,752	$27,884

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	3.93%	4.09%	4.71	% (7)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	3.93%	3.83%	4.00	% (7)

Ratio of net investment loss to average net assets (8)	(2.97)%	(2.39)%	(2.93	)% (7)

Portfolio Turnover Rate	214%	181%	203	% (5)

Other data:

Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	2.99%	3.24%	3.70	% (7)

Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	2.99%	2.99%	2.99	% (7)

(1)	The Fund commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense recapture by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

1.	ORGANIZATION

The Persimmon Long/Short Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 31, 2012. The Fund seeks to achieve long-term capital appreciation.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. Both classes are subject to a 1.00% redemption fee on redemptions made within 60 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

All investments in securities are recorded at their estimated fair values. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team or committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisors, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisors to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisors are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available and may require significant management judgment or estimation.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$20,809,790	$—	$—	$20,809,790
Purchased Call and Put Options	14,348	—	—	14,348
Short-Term Investments	5,502,858	—	—	5,502,858
Total Investments	$26,326,996	$—	$—	$26,326,996

Liabilities
Securities Sold Short
Common Stocks	$(6,801,228)	$—	$—	$(6,801,228)
Exchange Traded Funds	(7,954,061)	—	—	(7,954,061)
Total Securities Sold Short	$(14,755,289)	$—	$—	$(14,755,289)

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1, Level 2, and Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years (2013-2014) or expected to be taken in the Fund’s 2015 returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $49,225,132 and $53,986,770, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted to $39,687,667 and $48,056,537, respectively.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the year ended September 30, 2015, the Fund had losses from options contracts of $202,252, which is included in the net realized loss from option contracts written in the Statement of Operations. For the year ended September 30, 2015, the Fund had gains from options contracts of $58,609 which is included in the net realized gain from option contracts purchased in the Statement of Operations. Net change in unrealized appreciation (depreciation) in the Statement of Operations includes $18,804 of net unrealized loss on option contracts purchased and $1,825 of net unrealized gains on option contracts written for the year ended September 30, 2015.

The number of option contracts written and the premiums received by the Fund for the year ended September 30, 2015, were as follows:

	Put Options		Call Options
	Number of	Premiums	Number of	Premiums
Written Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	—	$—	27	$42,169
Options purchased/written	4	2,583	54	87,773
Options closed	(3)	(2,294)	(77)	(125,872)
Options exercised	—	—	—	—
Options expired	(1)	(289)	(4)	(4,070)
Options outstanding, end of period	—	$—	—	$—

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The derivative instruments outstanding as of September 30, 2015 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Segregated Cash at Broker – The Fund has $15,293,994 of cash on hand at two prime brokers representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized gain (loss) from options purchased
Net realized gain (loss) from options written
Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on option contracts written

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized gain (loss) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	September 30, 2015
Options purchased	$58,609	$58,609
Options written	(202,252)	(202,252)
	$(143,643)	$(143,643)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	September 30, 2015
Options purchased	$(18,804)	$(18,804)
Options written	1,825	1,825
	$(16,979)	$(16,979)

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Persimmon Capital Management L.P. serves as the Fund’s investment advisor (the “Advisor”). The Advisor allocates portions of the Fund’s portfolio to be managed by several sub-advisors (each, a “Sub-Advisor”). Each of Caerus Global Investors LLC, ISF Management, LLC, Infinitas Capital, LLC, Weatherbie Capital, LLC, Inc., Contravisory Investment

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Management, Inc. (“Contravisory”) and V2 Capital, LLC (“V2”), served as a sub-advisor to the Fund during the year ended September 30, 2015. As of September 30, 2015, V2 and Contravisory no longer serves as sub-advisors to the fund.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee computed and accrued daily and paid monthly, at an annual rate of 1.99% of the average daily net assets. Pursuant to separate sub-advisory agreements between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a specific percentage of the net assets of its managed allocated portion. The Sub-Advisors are paid by the Advisor, not the Fund. For the year ended September 30, 2015, the advisory fees incurred by the Fund amounted to $595,106.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2016, to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 3.24% and 2.99% of the daily average net assets attributable to each of the Class A, and Class I shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the prior three fiscal years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2015, the Advisor had an expense recapture of $70,421. Cumulative expenses subject to the aforementioned conditions will expire September 30 of the following years:

2016	$58,156
2017	$74,860
Total	$133,016

The Board, on behalf of the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended September 30, 2015, Class A shares paid $7 pursuant to the Plan.

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class A and Class I shares. During the year ended September 30, 2015, the Distributor did not receive any underwriting commissions for sales of Class A or Class I shares.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$—	$—
Long-Term Capital Gain	945,899	534
Return of Capital	—	—
	$945,899	$534

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,359,675	$(450,710)	$—	$(82,247)	$1,454,063	$2,280,781

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for constructive sales, real estate investment trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $450,710.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of short-term capital gains and net operating losses, and adjustments for real estate investment trusts and return of capital from C-Corporation, resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$946,687	$(946,687)

6.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount of shareholders sell their shares after holding them for less than sixty days. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended September 30, 2015, the Fund did not assess any redemption fees.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of September 30, 2015, Gregory Horn owner of the Advisor, held 100% of the Class A shares.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

9	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

EisnerAmper LLP One Logan Square, Suite 3000 130 North 18th Street Philadelphia, PA 19103-2757 T 215.881.8800 F 215.881.8801 www.eisneramper.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Persimmon Long/Short Fund a Series of the
Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Persimmon Long/Short Fund (one of the series of funds constituting the Northern Lights Fund Trust III) (the “Fund”) as of September 30, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2015 and 2014 and the financial highlights for the years ended September 30, 2015 and 2014 and the period from December 31, 2012 (commencement of operations) to September 30, 2013. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of September 30, 2015 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Persimmon Long/Short Fund (one of the series of funds constituting the Northern Lights Fund Trust III) as of September 30, 2015 , the results of its operations for the year then ended, the statements of changes in its net assets for the years ended September 30, 2015 and 2014 and the financial highlights for the years ended September 30, 2015 and 2014 and for the period from December 31, 2012 (commencement of operations) to September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 27, 2015

Persimmon Long/Short Fund

EXPENSE EXAMPLES

September 30, 2015

As a shareholder of the Persimmon Long/Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Persimmon Long Short/Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning April 1, 2015 and ending September 30, 2015.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Persimmon Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense Ratio	Account Value	Value	Period
Expenses	**	4/1/15	9/30/2015	4/1/15 – 9/30/15
Class A	3.27%	$1,000.00	$988.10	$16.30
Class I	2.99%	$1,000.00	$989.10	$14.91
Table 2
	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical	Expense Ratio	Account Value	Value	Period *
(5% return before expenses)	**	4/1/15	9/30/2015	4/1/15 – 9/30/15
Class A	3.27%	$1,000.00	$1,008.67	$16.47
Class I	2.99%	$1,000.00	$1,010.08	$15.07

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized expense ratio does not include interest expense or dividend expense.

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2015

Approval of Sub -Advisory Agreement of Persimmon Long/Short Fund

In connection with a meeting held on August 26-27, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Caerus Investors, LLC (“CI”) and Persimmon Capital Management, LLC (“PCM”), with respect to the Persimmon Long/Short Fund (“Persimmon” or the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to Persimmon, CI, and the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board observed that CI is a new advisory firm that is the successor firm of Caerus Global Investors, LLC (“CGI”)and created in connection with a partnership with Ramius, an advisory firm with approximately $13 billion in assets under management across its affiliates. The Board noted that CGI has been managing assets and servicing high net worth individuals, family offices, fund of funds, institutions, and pensions since 2009 and that the principals of CGI will remain in charge of the investment and daily management duties of CI, while Ramius will provide capital, compliance and back office support to the firm. The Board noted that CI will employ the same strategy as CGI; an equity long/short strategy that seeks high returns and low volatility, based on CI’s fundamental research approach. The Trustees reviewed CI’s compliance procedures, noting that CI will monitor compliance with the Fund’s investment limitations using an internal compliance software system permitting real time compliance alerts and that Ramius will provide support to CI using its robust back office of dedicated compliance and accounting personnel, providing additional oversight and stronger controls. The Board further noted that none of CI, CGI, or Ramius have had any material compliance or litigation issues that are expected to create any material issues in a firm’s ability to operate. The Board expressed its belief that the partnership with Ramius is a positive for the sub-adviser and the Fund, as it is expected that Ramius’ resources will strengthen CI’s compliance and general operations and allow the portfolio managers to focus on managing the Fund’s strategy. The Board concluded that CI should be able to provide quality service to the Fund.

Performance. The Board reviewed the performance data for the CGI sub-advised portion of the Fund as CI will utilize the same portfolio managers as CGI. The Trustees noted that CGI’s portion of the Fund outperformed the HFRI Equity Hedge Index (“HFRI”) for the one year period, but slightly underperformed the HFRI for the period since inception. The Board observed that CGI’s allocated portion of the Fund’s assets significantly outperformed its Core Strategy composite results for both the one year and since inception periods due to higher equity concentration in the Fund. The Board agreed that CGI performed as expected and that CI appears to have the ability to continue to provide reasonable performance to the Fund.

Fees & Expenses. The Board noted that CI has proposed to charge PCM a 1% sub-advisory fee on the Fund’s assets under its management, which is lower than the 1.5% sub-advisory fee (plus a 20% performance fee) charged to clients utilizing its Select Strategy, and lower than the 2.0% (plus a 20%

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2015

performance fee) charged to clients utilizing its Core Strategy. As the Fund is obtaining access to a manager with a hedge fund type strategy that is usually only available to qualified and institutional investors at a reduced rate, the Board concluded that CI’s sub-advisory fee is reasonable.

Economies of Scale. The Trustees agreed that economies of scale was a Fund level issue and should be considered with respect to the overall advisory contract and fee, taking into consideration the impact of the sub-advisory expense, rather than on the individual sub-adviser level.

Profitability. The Board considered the profits to be realized by CI in connection with the sub-advisory services to be provided to the Fund and whether the amount of profit would be a fair entrepreneurial profit for the sub-advisory services. The Trustees reviewed information relating to CGI’s relationship with the Fund during the prior year and noted that CGI did not earn a profit over the prior year. As such, the Board was satisfied that CI’s expected profit level from its relationship with the Fund was not unreasonable.

Conclusion. Having requested and received such information from CI as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee structure was reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Trust and the shareholders of Persimmon.

Persimmon Long/Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	34	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	34	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	155	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008- 2011).	155	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	34	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-233-8300.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-233-8300 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-233-8300.

INVESTMENT ADVISOR
Persimmon Capital Management, LP
1777 Sentry Parkway West
Gwynedd Hall, Suite 102
Blue Bell, PA 19422

SUB-ADVISORS
Caerus Global Investors, LLC	Infinitas Capital, LLC
712 5th Ave, 19th Floor	99 Hudson Street, 5th Floor
New York, NY 10019	New York, NY 10013

ISF Management, LLC	Weatherbie Capital, LLC
767 Third Ave, 39th Floor	265 Franklin Street, Suite 1601
New York, NY 10017	Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $15,000
2014 – $13,500
2013 – $13,000

(b)	Audit-Related Fees
2015 – None

2014 – None

2013 – None

(c)	Tax Fees
2015 – $4,500

2014 – $3,750

2013 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2015 – None

2014 – None

2013 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014	2013
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 -
2014 - $3,700
2013 – $3,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Executive Officer

Date 12/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Executive Officer

Date 12/7/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Financial Officer

Date 12/7/15